JOINT FILING AGREEMENT


               This Agreement is made and entered into as of February 2, 1998, by and between each of the undersigned.

               In accordance with Rule 13d-1(f) of the Securi ties Exchange Act of 1934, as amended, each of the par ties hereto agrees with the other parties that the state ment of Schedule 13D pertaining to certain securities of Fisher Scientific International Inc., to which this agreement is an exhibit, is filed by and on behalf of each such party and that any amendment thereto will be filed on behalf of each such party.


                                   THOMAS H. LEE EQUITY FUND III, L.P.
                                   By: THL Equity Advisors III Limited
                                       Partnership,
                                       its General Partner
                                   By: THL Equity Trust III,
                                       its General Partner

                                   By: /s/ Scott M. Sperling
                                       _______________________________
                                   Name: Scott M. Sperling
                                   Title: Vice President


                                   THOMAS H. LEE FOREIGN FUND III, L.P.
                                   By: THL Equity Advisors III Limited
                                       Partnership, its General Partner
                                   By: THL Equity Trust III,
                                       its General Partner


                                   By: /s/ Scott M. Sperling
                                       _____________________________
                                   Name: Scott M. Sperling
                                   Title: Vice President


                                   THL FSI EQUITY INVESTORS, L.P.


                                   By: THL Equity Advisors III Limited
                                       Partnership, its General Partner
                                   By: THL Equity Trust III,
                                       its General Partner


                                   By: /s/ Scott M. Sperling
                                   ______________________________
                                   Name:  Scott M. Sperling
                                   Title: Vice President


                                   THL-CCI LIMITED PARTNERSHIP

                                   By: THL Investment Management Corp.,
                                       its General Partner


                                   By: /s/ Kent R. Weldon
                                       ____________________________
                                   Name: Kent R. Weldon
                                   Title: Vice President


                                   THOMAS H. LEE EQUITY ADVISORS III
                                   LIMITED PARTNERSHIP

                                   By: THL Equity Trust III,
                                       its General Partner


                                   By: /s/ Scott M. Sperling
                                       ____________________________
                                   Name: Scott M. Sperling
                                   Title: Vice President


                                   THL EQUITY TRUST III


                                   By: /s/ Scott M. Sperling
                                       __________________________
                                   Name: Scott M. Sperling
                                   Title: Vice President


                                   THL INVESTMENT MANAGEMENT CORP.


                                   By: /s/ Kent R. Weldon
                                       ___________________________
                                   Name: Kent R. Weldon
                                   Title: Vice President


                                   ADDITIONAL THL PERSONS
                                   as listed on Schedule I
                                   to Schedule 13D, pursuant
                                   to powers of attorney executed
                                   in favor of and granted and
                                   delivered to Kent R. Weldon
                                   By:  Kent R. Weldon,
                                        Attorney-in-fact for all
                                        Additional THL Persons


                                   By:     /s/ Kent R. Weldon
                                         _____________________________
                                   Name:   Kent R. Weldon


                                   By:     /s/ Kent R. Weldon
                                         ____________________________
                                   Name: Kent R. Weldon